UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2013

Mesa Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 615
Dallas, TX 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the Asset Purchase Agreement and Plan of Reorganization dated as of November 14, 2012, as amended by Amendment No. 1 thereto dated as of February 19, 2013 (the “Acquisition Agreement”), among Armada Oil, Inc., a Nevada corporation (“Armada”), Mesa Energy Holdings, Inc., a Delaware corporation (“Mesa,” “we” or “us”), and Mesa Energy, Inc., a corporation organized under the laws of the State of Nevada (“MEI”), pursuant to which Mesa has sold to Armada and Armada has purchased from Mesa, 100% of the issued and outstanding shares of MEI, constituting substantially all of Mesa’s assets, (the “Acquisition”). The Acquisition closed (the “Closing”) on March 28, 2013, and MEI is now a wholly owned subsidiary of Armada.

Item 1.01	Entry into a Material Definitive Agreement

On March 28, 2013, in connection with the consummation of the Acquisition, and immediately prior to the Closing, Mesa and MEI entered into an Assignment and Assumption Agreement, as contemplated by the Acquisition Agreement, pursuant to which Mesa assigned to MEI and MEI assumed all of the assets and liabilities of Mesa as provided therein. A copy of form of the Assignment and Assumption Agreement is filed as an exhibit to this Report.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Closing, The F&M Bank & Trust Company (“Lender”), under the Loan Agreement (the “Loan Agreement”) dated July 22, 2011, among the Lender, MEI, as Borrower, and Mesa, Tchefuncte Natural Resources, LLC (“TNR”), a Louisiana limited liability company and subsidiary of MEI, and Mesa Gulf Coast, LLC (“MGC”), a Texas limited liability company and subsidiary of MEI, as Guarantors, consented to the consummation of the transactions contemplated by the Acquisition Agreement and released Mesa from its obligations as a Guarantor of MEI’s obligations under the Loan Agreement. Armada simultaneously provided a substitute guarantee of MEI’s obligations under the Loan Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 28, 2013, the Closing of the Acquisition occurred, and Armada acquired substantially all of the assets of Mesa.

As consideration for the Acquisition, Mesa received and will distribute to Mesa stockholders 0.40 shares of Armada common stock (the “Acquisition Consideration”) for each share of Mesa common stock that a Mesa stockholder owned as of the close of business on March 27, 2013, the business day immediately preceding the closing date of the Acquisition (other than shares owned by Mesa as treasury stock). No fractional Armada common shares will be issued. Mesa stockholders to whom fractional shares would have otherwise been issued will be entitled to receive a number of shares of Armada common stock rounded up or down to the nearest whole share (with a fractional interest equal to 0.5 rounded upward to the nearest whole number); provided that each Mesa stockholder shall receive at least one share of Armada common stock.

Additionally, as part of the Acquisition, Armada assumed all outstanding stock options and restricted stock awards, whether or not vested, and warrants previously granted or issued by Mesa, with each such award or warrant entitling the holder to receive a number of Armada shares of Armada common stock equal to 0.40 multiplied by the number of Mesa common shares subject to the original award or warrant (with any fraction rounded to the nearest whole number, and with 0.5 shares rounded upward, unless such Mesa award or warrant provides for different treatment of fractions of a share in such circumstances), with an exercise price per share (if applicable) equal to the exercise price of the original Mesa award or warrant divided by 0.40 (rounded to the nearest whole cent, and with $0.005 rounded upward, unless the Mesa award or warrant provides for different treatment of fractions of a cent in such circumstances), and with the same vesting schedule (if any) and other terms as the original award or warrant.

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Shares of Armada common stock are currently quoted on the OTCQB under the symbol “AOIL.”

In accordance with the Acquisition Agreement, after the distribution of the Acquisition Consideration, Mesa will be wound up and dissolved and will cease its corporate existence (the “Dissolution”). Mesa will file a Certificate of Dissolution with the Secretary of State of the State of Delaware.

The information contained in Mesa’s Definitive Proxy Statement dated March 15, 2013 (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on that date, under the captions “The Acquisition — Interests of Mesa’s Executive Officers and Directors in the Acquisition” beginning on page 78 and “The Acquisition Agreement,” “The Assignment and Assumption,” “The Voting Agreements,” “Description of Armada’s Securities” and “Comparison of Stockholder Rights” beginning on page 145 is incorporated herein by reference.

The foregoing description of the Acquisition, and of the rights of holders of common stock of Mesa and of Mesa stock options, restricted stock awards and warrants under the Acquisition Agreement (including the descriptions incorporated herein by reference), does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement and the Assignment and Assumption Agreement, copies of which are filed as Appendix A and Appendix B, respectively, to the Proxy Statement filed with the SEC, and are incorporated into this Item by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, and as a result of the Acquisition, each outstanding share of the common stock of the Company was converted into the right to receive the Acquisition Consideration, and each outstanding stock option or restricted stock award, whether or not vested, and warrant previously granted or issued by Mesa was converted into equivalent securities of Armada, both as described in Item 2.01 above.

The foregoing summary (including the descriptions incorporated herein by reference) does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is filed as Appendix A to the Proxy Statement, and is incorporated into this Item by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mesa submitted approval of the Acquisition Agreement, the Assignment and Assumption Agreement and the Dissolution to a vote of the holders of its common stock, by written consent in lieu of a meeting, and solicited proxies with respect thereto by means of the Proxy Statement. Consent of holders of at least a majority of the shares of Mesa common stock outstanding was required to approve the proposal. As of March 26, 2013, the numbers of votes cast for and against (withheld), as well as the number of abstentions, were as follows:

For:	44,410,978
Against:	33,100
Abstain:	-

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At that time, 84,330,477 shares of Mesa common stock were outstanding.

Mesa will report the final vote tally, if different, in a subsequent filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are being filed with this Report.

In reviewing the agreements included as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about Armada, Mesa or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about Armada and Mesa may be found elsewhere in this registration statement and their other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description
2.1	Asset Purchase Agreement and Plan of Reorganization dated as of November 14, 2012, as amended by Amendment No. 1 thereto dated as of February 19, 2013, among Armada, Mesa and MEI (incorporated by reference to Appendix A to Mesa’s Definitive Proxy Statement dated March 15, 2013, filed with the SEC on that date)

2.2	Form of Assignment and Assumption Agreement between Mesa and MEI entered into on March 28, 2013 (incorporated by reference to Appendix B to Mesa’s Definitive Proxy Statement dated March 15, 2013, filed with the SEC on that date)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Date: March 29, 2013	By:	/s/ Randy M. Griffin
		Name:	Randy M. Griffin
		Title:	Chief Executive Officer

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